Supplement Dated December 21, 1999*
to the Prospectus Dated October 29, 1999 of American Express(R) Variable Portfolio Funds

IDS Life AXP Variable Portfolio Funds S-6466 R (10/99)

Effective immediately, the following revision applies to the "Management" section of the AXPSM Variable Portfolio - International Fund. The following paragraphs replace the paragraph on Peter Lamaison:

Peter Lamaison, co-manager of the Fund, joined AEFC in 1981 and has since served as president, chief executive officer and chief investment officer of American Express Asset Management International Inc. He served as portfolio manager of AXP International Fund from its inception in 1984 until 1995. He reassumed this position in September 1997 and has managed or co-managed the AXP International Fund ever since. He currently also serves as co-manager of AXP Global Balanced Fund and IDS Life Series Fund International Equity Portfolio.

Ian King, co-manager of the Fund, joined AEFC in 1995. He also manages the assets of Emerging Markets Portfolio, which is managed by AEFC and its London-based subsidiary, American Express Asset Management International Inc. He currently also is a member of the portfolio management team for Total Return Portfolio and is co-manager of AXP Global Balanced Fund and IDS Life Series Fund International Equity Portfolio. Prior to joining AEFC, he was director of Lehman Brothers Global Asset Management Ltd. from 1992 to 1995.


Effective January 1, 2000, the following revision applies to the "Management" section of the AXPSM Variable Portfolio - Bond Fund. The following paragraphs replace the paragraph on Steve Merrell:

Frederick Quirsfeld and Steve Merrell are primarily responsible for the day-to-day operation of AXP Variable Portfolio - Bond Fund.

Frederick Quirsfeld, senior vice president and senior portfolio manager, joined AEFC in 1985. He became co-portfolio manager of this fund in January 2000. He also is co-portfolio manager of the AXP Bond Fund and has managed that fund since 1985. He also serves as vice president - fixed income investments for the American Express mutual funds.

Steve Merrell, vice president and senior portfolio manager, joined AEFC in 1991. He is co-portfolio manager of the Fund. He became co-portfolio manager of the AXP Bond Fund in January 2000. He also served as portfolio manager of Total Return Portfolio from September 1997 to December 1999.


S-6466-31 A (12/99)
*Valid until next prospectus update.